GSV Capital Corp. Reports Fourth Quarter and Fiscal Year 2013

Results of Operations

Net Asset Value Increases to $14.91 Per Share as of December 31, 2013

WOODSIDE, Calif., March 13, 2014 (GLOBE NEWSWIRE) — GSV Capital Corp. ("GSV") (Nasdaq:GSVC), today announced financial results for the fourth quarter and year ended December 31, 2013.

“Based on a number of positive portfolio developments in 2013, I’m pleased to report a strong annual increase in net asset value per share of $1.84 or 14% to $14.91 at year-end,” said Michael Moe, GSV's founder and Chief Executive Officer. “The core tenet of our investment strategy is the identification of game changing companies at the intersection of megatrends across growth sectors. Based on our portfolio of 49 companies, we estimate a weighted average growth rate of approximately 85% in calendar year 2013 for the private companies we own. In addition to impressive business growth and value creation for these companies, fiscal 2013 turned out the IPO of Twitter, our largest investment, as well a number of other successful offerings and capital raises by our portfolio companies. Several of these may pursue IPOs within the next 18 months. Fundamentals for the themes that we invest in remain compelling, and looking ahead, we are confident in the near term environment for growth investing.”

Portfolio as of December 31, 2013

At December 31, 2013, the Company had positions in 49 portfolio companies at a collective fair value of $355.4 million. Out of GSV’s 49 portfolio companies, the top 10 investments represented 80.9% of net asset value, and the top three investments represented 53.0% of net asset value.

Top Ten Investments at December 31, 2013

$ in millions	Fair Value	% of Net Asset Value
Twitter, Inc.	$102.8	35.7%
Palantir Technologies, Inc.	33.8	11.8
Dropbox, Inc.	15.9	5.5
Coursera, Inc.	14.5	5.0
Control4 Corporation	13.3	4.6
2U, Inc. (f/k/a 2tor, Inc.)	11.3	3.9
Solexel, Inc.	11.3	3.9
Avenues Global Holdings LLC	10.0	3.5
Curious.com, Inc.	10.0	3.5
PayNearMe, Inc.	10.0	3.5
Total	$232.9	80.9%

GSV Capital Corp.

Net assets totaled $288.0 million or $14.91 per share at December 31, 2013, an increase from net assets per share of $13.16 per share at September 30, 2013, and $13.07 per share at December 31, 2012.

Fourth Quarter 2013 Portfolio Investment Activity

During the fourth quarter of 2013, GSV invested in the following new portfolio companies: ePals Inc. (education technology); Curious.com Inc. (online education); JAMF Holdings, Inc. (software development); PayNearMe Inc. (cash transaction network); and Knewton Inc. (education technology). GSV also made net additional investments in existing portfolio companies Totus Solutions Inc.; S3 Digital Corp.; Global Education Learning Ltd.; Dreambox Learning, Inc.; Ozy Media Inc.; and Parchment Inc.

Fourth quarter 2013 investments totaled $9.7 million plus transaction costs as follows:

•	An investment of $250,000, plus transaction costs, in S3 Digital Corp, a sports analytics company, on October 1, 2013.
•	Investments totaling $1,333,332 in Global Education Learning, an education technology company, comprising of an investment of $900,000, plus transaction costs, on October 2, 2013 and an investment of $433,332, plus transaction costs, on October 4, 2013.
•	Investments totaling of $500,000 in Fullbridge Inc., a business education company, comprising of an investment of $250,000, plus transaction costs, on October 10, 2013 and an investment of $250,000, plus transaction costs, on December 11, 2013.
•	Investments totaling of $1,594,738, in Sugar CRM Inc., a customer relationship company, comprising of an investment of $855,000, plus transaction costs, on October 17, 2013,an investment of $95,000, plus transaction costs, on October 28, 2013 and an investment of $644,738, plus transaction costs, on December 10, 2013.
•	An investment of $2,430,016, plus transaction costs, in ePals Inc., an education technology company, on October 22, 2013.
•	An investment of $4,519,444, plus transaction costs, in Coursera Inc., an online education company, on October 31, 2013.

Fourth Quarter 2013 Financial Results

For the quarter and year ended December 31, 2013, GSV accrued incentive fees of $10,523,552 or $0.54 per share in accordance with the American Institute of Certified Public Accountants’ Technical Practice Aids (TIS 6910.2) which considers the hypothetical liquidation value of the Company’s investment portfolio as of the measurement date in determining fair value. No incentive fees were incurred for periods prior to fiscal year 2013.

Additionally, for the quarter and year ended December 31, 2013, GSV recognized a net aggregate deferred tax liability of $(8,320,561).1

1 This included a tax benefit on losses from investment operations of $13,159,269, a benefit for tax on realized capital losses of $9,426,234, and a provision for income taxes on unrealized appreciation of investments of $(30,906,064) for the year ended December 31, 2013.

GSV Capital Corp.

Net investment loss was $(907,231), or $(0.05) per share, for the fourth quarter of 2013, compared to a net investment loss of $(2,774,192), or $(0.14) per share, for the fourth quarter of 2012. For the three months ended December 31, 2013, GSV had a net change in unrealized appreciation of $67,899,437, or $2.88 per diluted share, resulting from appreciation of its investments, including its investments in [Twitter Inc., Control4 Corporation, Facebook Inc., and Palantir Technologies]. GSV recorded a net realized loss of $(11,868,928) or $(0.61) per share during the three months ended December 31, 2013. Net increase in net assets resulting from operations was $33,643,449, or $1.47 per diluted share, for the three months ended December 31, 2013. This compares to a net decrease in net assets resulting from operations of $(7,276,453), or $(0.38) per share, for the three months ended December 31, 2012. Weighted average common shares outstanding were23.6 million on a diluted per share basis for the three months ended December 31, 2013.

Fiscal Year 2013 Financial Results

Net investment loss was $(8,875,656), or $(0.46) per share, for the year ended December 31, 2013, compared to a net investment loss of $(8,282,881), or $(0.51) per share, for the year ended December 31, 2012. For the year ended December 31, 2013, GSV had a net change in unrealized appreciation of $87,445,149, or $4.26 per diluted share, compared to a net change in unrealized depreciation of $(10,170,850), or $(0.63) per share, for the year ended December 31, 2012. GSV recorded a net realized loss on investments of $(21,706,021) or $(1.12) per share for the year ended December 31, 2013, compared to a net realized loss on investments of $(1,380,519) or $(0.09) per share for the year ended December 31, 2012.

Net increase in net assets resulting from operations was $35,383,643, or $1.78 per diluted share, for the year ended December 31, 2013. This compares to a net decrease in net assets resulting from operations of $(19,834,250), or $(1.23) per share, for the year ended December 31, 2012. Weighted average common shares outstanding were 20.5 million on a diluted basis and 16.1 million for the years ended December 31, 2013 and 2012, respectively.

Potential Change in Tax Status

On December 3, 2013, GSV applied to the Securities and Exchange Commision, pursuant to Section 851(e) of the Internal Revenue Code, to qualify as a regulated investment company (RIC) for the fiscal year ended December 31, 2013. Since inception, GSV has been taxed as a regular corporation (a “C corporation”) under subchapter C of the Internal Revenue Code. As a result of a potential change to RIC status, GSV would not be subject to federal income tax on the portion of income distributed (or deemed to be distributed) to stockholders. GSV would be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed to be distributed) to stockholders.

“It has always been GSV’s intent to be treated as a regulated investment company, or ‘RIC’. In conjunction with that potential change from regular C corporation status, it would be our intention to distribute at least 90% of our investment company taxable income2 to shareholders in the form of dividends,” Mr. Moe commented.

2 Investment company taxable income is generally net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

GSV Capital Corp.

Conference Call and Webcast; Live Twitter Updates

Management will hold a conference call and webcast for investors today at 1:15 p.m. PT (4:15 p.m. ET). The conference call number for U.S. participants is (800) 762-8779 and the conference call number for participants outside the U.S. is (480) 629-9645. The conference ID number for both call numbers is 4672630. Additionally, interested parties can listen to a live webcast of the call from the “Investors” section of GSV Capital’s website at http://investors.gsvcap.com/events.cfm. An archived replay of the webcast will be available for 12 months following the live presentation.

GSV Capital will also provide live updates via Twitter during the conference call. To access the tweets, follow GSV Capital on Twitter: @gsvcap

A replay of today’s conference call may be accessed through March 20, 2014 by dialing (800) 406-7325 (U.S.) or (303) 590-3030 (international), using conference ID number 4672630.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

Contact

Financial Profiles, Inc.

Kristen McNally, (310) 622-8225

gsv@finprofiles.com

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2013	December 31, 2012
ASSETS
Investments at fair value:
Investments in affiliated securities (cost of $64,912,527 and $38,210,753, respectively)	$62,740,162	$34,648,363
Investments in non-control/non-affiliated securities (cost of $214,796,591 and $198,936,982, respectively)	292,643,491	190,748,722
Investments owned and pledged (cost of $10,845,236 and $0, respectively)	10,865,200	-
Investments in money market funds (cost of $0 and $16,000,000, respectively)	-	16,000,000
Total Investments (cost of $290,554,354 and $253,147,735, respectively)	366,248,853	241,397,085

Cash	7,219,203	11,318,525
Restricted cash	22,264	-
Due from:
GSV Asset Management(1)	3,039	5,723
Portfolio companies(1)	153,178	316,377
Interest receivable	7,304	-
Prepaid expenses	49,739	63,953
Coupon interest receivable	11,141	-
Dividend receivable	13,233	1,920
Deferred credit facility fees	288,249	-
Deferred debt issuance costs	3,378,121	-
Deferred offering costs	184,710	-
Other assets	368,524	27,145
Total Assets	377,947,558	253,130,728

LIABILITIES
Due to:
GSV Asset Management	563,978	51,194
Accounts payable	382,165	496,733
Accrued incentive fees	10,523,552	-
Accrued interest payable	1,056,563	-
Net deferred tax liability	8,320,561	-
Convertible senior notes embedded derivative liability	799,000	-
Convertible senior notes payable 5.25% due September 15, 2018	68,335,295	-
Total Liabilities	89,981,114	547,927
Commitments and contingencies (Note 6)
Net Assets	$287,966,444	$252,582,801

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 19,320,100 issued and outstanding)	$193,201	$193,201
Paid-in capital in excess of par	275,837,514	275,837,514
Accumulated net investment loss	(19,192,401)	(10,316,745)
Accumulated net realized loss on investments	(13,660,306)	(1,380,519)
Accumulated net unrealized appreciation (depreciation) on investments	44,788,436	(11,750,650)
Net Assets	$287,966,444	$252,582,801

Net Asset Value Per Share	$14.91	$13.07

(1) This balance is a related party transaction. Refer to Note 2 for more detail.

See Notes to the Consolidated Financial Statements.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
INVESTMENT INCOME
Interest income from affiliated securities	$23,615	$-	$23,615	$21,852
Interest income from non-control/non-affiliated securities	-	-	2,256	200,195
Dividend income from non-control/non-affiliated securities	2,434	5,990	10,072	-
Dividend income from affiliated securities	-	-	13,008	26,030
Total Investment Income	26,049	5,990	48,951	248,077
OPERATING EXPENSES
Investment management fees	1,597,650	1,320,159	5,426,485	4,419,345
Accrued incentive fees	10,523,552	-	10,523,552	-
Costs incurred under administration agreement	813,619	893,798	3,089,771	2,384,764
Directors’ fees	65,000	65,000	260,250	237,500
Professional fees	219,973	362,515	876,769	959,604
Interest expense	1,087,809	-	1,278,997	-
Insurance expense	60,918	56,019	240,725	214,306
Investor relations expense	27,544	38,207	198,809	182,193
Other expenses	18,483	44,484	89,517	133,246
Change in fair value of embedded derivative	(322,000)	-	99,000	-
Total Operating Expenses	14,092,548	2,780,182	22,083,875	8,530,958

Benefit for taxes on net investment loss	13,159,269	-	13,159,268	-

Net Investment Income (Loss)	(907,231)	(2,774,192)	(8,875,656)	(8,282,881)

Net Realized Loss on Investments	(11,868,928)	-	(21,706,021)	(1,380,519)

Benefit for taxes on net realized capital losses	9,426,234	-	9,426,234	-

Net Change in Unrealized Appreciation (Depreciation) on Investments	67,899,437	(4,502,261)	87,445,149	(10,170,850)

Provision for taxes on unrealized appreciation of investments	(30,906,064)	-	(30,906,063)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,643,449	$(7,276,453)	$35,383,643	$(19,834,250)

Net Increase (Decrease) in Net Assets Resulting from Operations per Common Share
Basic	$1.74	$(0.38)	$1.83	$(1.23)
Diluted	$1.47	$(0.38)	$1.78	$(1.23)

Weighted Average Common Shares Outstanding
Basic	19,320,100	19,320,100	19,320,100	16,096,330
Diluted	23,564,228	19,320,100	20,541,014	16,096,330

GSV Capital Corp.

FINANCIAL HIGHLIGHTS

(Unaudited)

									For the period from January 6, 2011
	Three months ended December 31, 2013		Three months ended December 31, 2012		Three months ended December 31, 2011		Year ended December 31, 2012		(date of inception) to December 31, 2011
Per Share Data:
Net asset value at beginning of period	$13.16		$13.45		$13.26		$12.95		$-
Issuance of common shares	-		-		-		1.91	(3)	14.67	(4)
Underwriters’ discount	-		-		-		(0.72	)(2)	(0.86	)(2)
Offering costs	-		-		-		(0.04	)(2)	(0.19	)(2)
Net investment loss	(0.05	)(1)	(0.14	)(1)	(0.12	)(2)	(0.51	)(1)	(0.37	)(2)
Net Realized Loss on Investments	(0.61	)(1)	-		-		(0.09	)(1)	-
Benefit for taxes on net realized capital losses	0.49	(1)	-		-		-		-
Net Change in Unrealized Appreciation (Depreciation) on Investments	3.52	(1)	(0.24	)(5)	(0.19	)(2)	(0.43	)(5)	(0.30	)(2)
Provision for taxes on unrealized (appreciation) of investments	(1.60	)(1)	-		-		-		-
Net asset value at end of period	$14.91		$13.07		$12.95		$13.07		$12.95

(1)	Based on weighted average number of shares outstanding for the period.
(2)	Based on shares outstanding at end of period.
(3)	Issuance of common shares for the year ended December 31, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(4)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.
(5)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

Twitter, Inc. (11)**	San Francisco, CA
Common shares	Social Communication	1,900,600	$32,991,111	$102,822,460	35.71

Palantir Technologies, Inc.	Palo Alto, CA
Common shares, Class A	Cyber Security	7,145,690	20,051,479	32,119,877	11.15
Preferred shares, Series G		326,797	1,008,968	1,718,953	0.60
Total			21,060,447	33,838,830	11.75

Dropbox, Inc.	San Francisco, CA
Common share	Online	760,000	8,641,153	9,181,012	3.19
Preferred shares, Series A-1	Storage	552,486	5,015,333	6,674,185	2.32
Total			13,656,486	15,855,197	5.51

Coursera, Inc.	Mountain View, CA
Preferred shares, Series B	Online Education	2,961,399	14,519,443	14,519,443	5.04

Control4 Corporation (8)**	Salt Lake City, UT
Common shares	Home Automation	782,789	7,010,762	13,300,129	4.62

2U, Inc. (f/k/a 2tor, Inc.)	Landover, MD
Common shares	Online Education	1,151,802	8,758,193	9,875,206	3.43
Preferred shares, Series A		167,431	1,273,125	1,435,503	0.50
Total			10,031,318	11,310,709	3.93

Solexel, Inc.	Milpitas, CA
Preferred shares, Series C	Solar Power	5,034,324	11,017,561	11,286,628	3.92

Avenues Global Holdings, LLC (2)	New York, NY
Preferred shares, Junior Preferred Stock	Globally-focused Private School	10,014,270	10,150,484	10,014,270	3.48

Curious.com Inc. (1)	Menlo Park, CA
Preferred shares, Series B	Online Education	2,839,861	10,000,003	10,000,003	3.47

PayNearMe, Inc. (1)	Sunnyvale, CA	3,914,535	10,000,001	10,000,000	3.47
Preferred shares, Series E	e-Commerce

Facebook, Inc. **	Menlo Park, CA
Common Shares, Class A	Social Networking	175,000	5,236,147	9,563,750	3.32

SugarCRM, Inc.	Cupertino, CA
Common shares	Customer	1,899,799	6,799,272	7,219,236	2.51
Preferred shares, Series E	Relationship	373,134	1,500,522	2,160,437	0.75
Total	Manager		8,299,794	9,379,673	3.26

Chegg, Inc. (12)**	Santa Clara, CA
Common shares	Textbook Rental	1,182,792	14,022,863	8,551,589	2.97

See Notes to the Consolidated Financial Statements.

GSV Capital Corp.

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

ZocDoc Inc.	New York, NY
Preferred shares, Series A	Online Medical	200,000	$3,563,178	$3,926,702	1.36
Common Stock	Scheduling	111,866	1,734,878	2,196,322	0.76
Total			5,298,056	6,123,024	2.12

Knewton	New York, NY
Preferred shares, Series E	Online Education	375,985	4,999,999	4,999,999	1.74

JAMF	Minneapolis, MN
Preferred shares, Series B	Technology Development	36,720	4,999,964	4,999,964	1.74

Whittle Schools, LLC (1) (3)	New York, NY
Preferred shares, Series B	Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.04
Common shares		100	1,531,734	1,500,000	0.52
Total			4,531,734	4,500,000	1.56

Spotify Technology S.A. **	Stockholm, Sweden
Common shares	Music Streaming Service	3,658	3,598,472	4,443,409	1.54

Global Education Learning (Holdings) Ltd. (1) **	Hong Kong
Preferred shares, Series A	Education Technology	2,126,475	4,335,671	4,338,009	1.51

StormWind, LLC (1) (5)	Scottsdale, AZ
Preferred shares, Series B	Interactive Learning	3,279,629	2,019,687	4,205,142	1.46
	Platform

Violin Memory, Inc. (9)**	Mountain View, CA
Common Shares	Memory Flash	1,247,498	14,819,618	4,204,068	1.46

Dataminr, Inc.	New York, NY
Preferred shares, Series B	Social Media	904,977	2,063,356	2,934,840	1.02
Preferred shares, Series C	Analytics	301,369	1,100,909	1,099,997	0.38
Total			3,164,265	4,034,837	1.40

Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	248,600	6,594,433	4,024,389	1.40

Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript Exchange	3,200,512	4,000,862	4,000,640	1.39

See Notes to the Consolidated Financial Statements.

GSV Capital Corp.

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

Ozy Media, Inc. (1)	Mountain View, CA
Preferred shares, Series A	Social Media	1.090,909	$3,000,000	$3,000,000	1.04
Preferred shares, Series Seed		500,000	500,000	865,000	0.30
Total			3,500,000	3,865,000	1.34

Totus Solutions, Inc. (1)	Carrollton, TX
Common shares	LED Lighting	11,307,348	2,840,391	576,675	0.20
Preferred shares, Series A		8,692,652	2,183,582	2,173,163	0.75
Preferred shares, Series B		11.111,110	1,000,000	1,001,001	0.35
Total			6,023,973	3,750,839	1.30

Fullbridge, Inc. (1)	Cambridge, MA
Preferred shares, Series C	Business	1,728,724	3,193,444	3,114,120	1.08
Term Loan, 10%, 3/31/14***	Education	250,000	262,612	250,000	0.09
Term Loan, 10%, 3/31/14***		250,000	241,239	250,000	0.09
Common warrants, $0.91 strike price, expire 3/22/2020		186,170	67,021	126,362	0.04
Common warrants, $0.91 strike price, expire 10/09/2018		82,418	9,901	-	-
Common warrants, $0.91 strike price, expire 12/10/2018		82,418	9,799	-	-
Total			3,784,016	3,740,482	1.30

Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,855,601	3,731,264	1.30

Learnist Inc, (f/k/a Grockit, Inc.) (1) (11)	San Francisco, CA
Preferred shares, Series D	Online Test	2,728,252	2,005,945	2,073,472	0.72
Preferred shares, Series E	Preparation	1,731,501	1,503,670	1,499,999	0.52
Total			3,509,615	3,573,471	1.24

CUX, Inc. (d/b/a CorpU)(1)	San Francisco, CA
Common Stock	Corporate Education	615,763	2,006,077	2,229,678	0.77
Convertible preferred shares, Series D		169,033	778,607	697,041	0.24
Preferred warrants, $4.59 strike price, expire 02/25/2018		16,903	-	-	-
Total			2,784,684	2,926,719	1.01

SharesPost, Inc. (6)	San Bruno, CA
Preferred shares, Series B	Online Marketplace	1,771,653	2,259,716	2,232,283	0.78
Common warrants, $0.13 strike price, expire 6/15/2018	Finance	770,934	23,128	115,640	0.04
Total			2,282,844	2,347,923	0.82

TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace	377,358	2,014,863	2,299,997	0.80

See Notes to the Consolidated Financial Statements.

GSV Capital Corp.

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A-1	Education	7,159,221	$1,502,362	$1,503,436	0.52
Preferred shares, Series A	Technology	3,579,610	758,017	751,718	0.26
Total			2,260,379	2,255,154	0.78

Maven Research, Inc. (1)	San Francisco, CA
Preferred shares, Series C	Knowledge	318,979	2,000,447	1,999,998	0.69
Preferred shares, Series B	Networks	49,505	217,206	249,505	0.09
			2,217,653	2,249,503	0.78
Silver Spring Networks, Inc. **	Redwood City, CA
Common shares	Smart Grid	102,028	5,145,271	2,142,588	0.74

NestGSV, Inc. (1)	Redwood City, CA
Preferred shares, Series A	Incubator	1,000,000	1,021,778	1,188,137	0.41
Preferred shares, Series B		450,000	605,500	594,068	0.21
Total			1,627,278	1,782,205	0.62

ePals Inc.**(1)(10)	Herndon, VA
Common shares	Online Education	33,333,333	2,444,759	1,666,667	0.58
Common warrants, 0.075 CAD strike price, expire 4/30/2014		11,111,111	-	33,333	0.01
			2,444,759	1,700,000	0.59

S3 Digital Corp. (d/b/a S3i) (1)	New York, NY
Preferred shares, Class A1	Sports	1,033,452	989,058	1,168,847	0.41
Preferred warrants, $1.00 strike price, expire 11/21/2017	Analytics	500,000	31,354	150,000	0.05
Term Loan, 12%, 09/30/15***		250,000	261,030	250,000	0.09
Preferred warrants, $1.166 strike price, expire 09/30/2020		160,806	-	64,322	0.02
Total			1,281,442	1,633,169	0.57

Dailybreak, Inc. (1)	Boston, MA
Preferred shares, Series A-1	Social Advertising	1,878,129	2,430,950	1,211,393	0.42

Strategic Data Command, LLC (1) (7)	Sunnyvale, CA
Common shares	Software Development	800,000	1,001,650	1,046,830	0.36

The rSmart Group, Inc. (1)	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,267,240	857,302	0.30

SinoLending Ltd. **	Shanghai, China
Preferred shares, Class A	Chinese P2P	6,414,368	503,235	577,293	0.20
Preferred shares, Class B	Lending	2,333,108	250,491	247,163	0.09
Total			753,726	824,456	0.29

See Notes to the Consolidated Financial Statements.

GSV Capital Corp.

Portfolio Investments*	Headquarters / Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets

AlwaysOn, Inc. (1)	Woodside, CA
Preferred shares, Series A-1	Social Media	3,152,417	$624,783	$600,000	0.21
Preferred shares, Series A		1,066,626	1,027,391	203,011	0.07
Total			1,652,174	803,011	0.28

AliphCom, Inc. (d/b/a Jawbone)	San Francisco, CA
Common Stock	Smart Device Company	150,000	793,152	782,189	0.27

NestGSV Silicon Valley, LLC (1) (4)	Redwood City, CA
Common membership interest	Incubator	500,000	500,000	557,084	0.19

New Zoom, Inc	San Francisco, CA
Preferred shares, Series A	Retail Machines	1,250,000	260,476	308,660	0.11

Neuron Fuel, Inc.	San Jose, CA
Preferred shares, Series AAI	Computer Software	250,000	262,530	264,941	0.09

The Echo Systems Corp.
Preferred shares, Series A		512,365	1,436,404	229,234	0.08
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	-	-
Total			1,512,392	229,234	0.08

Odesk Corporation	Redwood City, CA
Common Shares	Online Workplace Platform	30,000	183,269	184,077	0.06

Total Portfolio Investments			279,709,118	355,383,653	123.41

U.S Treasury Strips (13)
United States Treasury Strip 02/15/2014		$1,791,000	1,790,785	1,790,839	0.62
United States Treasury Strip 02/15/2015		$1,816,000	1,810,625	1,811,987	0.63
United States Treasury Strip 02/15/2016		$1,834,000	1,810,323	1,816,540	0.63
United States Treasury Strip 08/15/2014		$1,813,000	1,811,187	1,812,094	0.63
United States Treasury Strip 08/15/2015		$1,823,000	1,811,205	1,813,411	0.63
United States Treasury Strip 08/15/2016		$1,851,000	1,811,111	1,820,329	0.63
Total			10,845,236	10,865,200	3.77

Total Investments			$290,554,354	$366,248,853	127.18

GSV Capital Corp.

* All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.

** Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.

*** Investment is income producing.

(1) Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.

(2) GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.

(3) GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is a derivative investment with economics linked to Avenues Global Holdings LLC.

(4) GSV Capital Corp.’s investment in NestGSV Silicon Valley, LLC is held through its wholly-owned subsidiary GSVC NG Holdings, Inc.

(5) GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.

(6) GSV Capital Corp.’s investment in SharesPost, Inc. is held through its wholly-owned subsidiary SPNPM Holdings, LLC.

(7) GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly-owned subsidiary GSVC SVDS Holdings, Inc.

(8) On August 2, 2013, Control4 Corporation priced its initial public offering, selling 4,000,000 shares at a price of $16 per share. GSV Capital Corp.’s shares in Control4 are subject to a lock-up agreement which expires on January 29, 2014. At December 31, 2013, GSV Capital Corp. valued Control4 Corporation based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 4%.

(9) On September 27, 2013, Violin Memory Inc. priced its initial public offering, selling 18,000,000 shares at a price of $9 per share. GSV Capital Corp.’s shares in Violin Memory Inc. are subject to a lock-up agreement which expires on March 26, 2014. At December 31, 2013, GSV Capital Corp. valued Violin Memory Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.

(10) On October 22, 2013, ePals, Inc. priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. GSV Capital Corp.’s shares in ePals, Inc. are subject to a lock-up agreement which expires on February 23, 2014. At December 31, 2013, GSV Capital Corp. valued ePals, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 8%.

(11) On November 6, 2013, Twitter, Inc. priced its initial public offering, selling 70,000,000 shares at a price of $26 per share. GSV Capital Corp.’s shares in Twitter, Inc. are subject to a lock-up agreement which expires on May 5, 2014. At December 31, 2013, GSV Capital Corp. valued Twitter, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.

(12) On November 12, 2013, Chegg, Inc. priced its initial public offering, selling 14,400,000 shares at a price of $12.50 per share. GSV Capital Corp.’s shares in Chegg, Inc. are subject to a lock-up agreement which expires on May 11, 2014. At December 31, 2013, GSV Capital Corp. valued Chegg, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.

(13) Refer to Note 9 – Long Term Liabilities. In accordance with the terms of its Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with the trustee.  These funds were used to purchase $10,845,236 of government securities. The cost of the US Treasury Strips approximates their fair value at December 31, 2013.